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                                                                      EXHIBIT 21

     These consolidated wholly owned subsidiaries of the registrant carry on the same line of business and operate in the United States.


                                                 STATE OF INCORPORATION OR
                                                        ORGANIZATION
                                                        ------------

Atlantic-Alabama (1) Incorporated                         Maryland
Atlantic-Alabama (2) Incorporated                         Maryland
Atlantic-Alabama (3) Incorporated                         Delaware
Atlantic-Alabama (4) Incorporated                         Delaware
Atlantic-Alabama (5) Incorporated                         Maryland
Atlantic-Alabama (6) Incorporated                         Maryland
Atlantic Alabama Multifamily Trust                        Alabama
Atlantic-Tennessee Limited Partnership                    Delaware
SCA-Alabama Multifamily Trust                             Alabama
SCA Florida Holdings (1) Incorporated                     Florida
SCA Florida Holdings (2) Incorporated                     Delaware
SCA-Indiana Limited Partnership                           Delaware
SCA-North Carolina (1) Incorporated                       Maryland
SCA-North Carolina (2) Incorporated                       Maryland
SCA North Carolina Limited Partnership                    Delaware
SCA-South Carolina (1) Incorporated                       Maryland
SCA-Tennessee (1) Incorporated                            Maryland
SCA-Tennessee (2) Incorporated                            Maryland
SCA-Tennessee (3) Incorporated                            Maryland
SCA-Tennessee (4) Incorporated                            Maryland
SCA-Tennessee Limited Partnership                         Delaware
Security Capital Alabama Multifamily Trust                Alabama
Security Capital Atlantic Multifamily Incorporated        Delaware


     This consolidated wholly owned subsidiary of the registrant operates in the United States and provides management services to the registrant and its other subsidiaries.


                                                 STATE OF INCORPORATION OR
                                                        ORGANIZATION
                                                        ------------

SCG Realty Services Atlantic Incorporated                 Delaware